UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT


              PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) March 25, 2002

                    MDU Resources Group, Inc.
     (Exact name of registrant as specified in its charter)


        Delaware                 1-3480            41-0423660
(State of other jurisdiction  (Commission      (I.R.S. Employer
    of incorporation)          File Number)   Identification No.)


                       Schuchart Building
                     918 East Divide Avenue
                          P.O. Box 5650
                Bismarck, North Dakota 58506-5650
            (Address of principal executive offices)
                           (Zip Code)


 Registrant's telephone number, including area code (701) 222-7900



Item 4. Changes in Registrant's Certifying Accountant.

     On March 25, 2002, upon its review of the recommendation of the Audit Committee of the Board of Directors, the Board of Directors of MDU Resources Group, Inc. (the "Company") approved the selection of Deloitte & Touche LLP ("Deloitte & Touche") as the
Company's independent auditors for the 2002 fiscal year.

     During the Company's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through March 25, 2002, the Company did not consult with Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.




                           SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                MDU RESOURCES GROUP, INC.

Date: March 28, 2002            By: /s/ Warren L. Robinson
                                    Warren L. Robinson
                                    Executive Vice President,
                                    Treasurer and Chief
                                    Financial Officer